Revenues	12 Months Ended
Dec. 31, 2018
Revenues [Abstract]
Revenues

11.	Revenues

The Company enters into licensing agreements which are within the scope of IFRS 15, under which it licenses certain rights to its product candidates and IP to third parties. The terms of these arrangements typically include payment to the Company of one or more of the following: non-refundable, up-front license fees; development, regulatory and/or commercial milestone payments; payments for research and clinical services the Company provides through either its full-time employees or third-party vendors; and royalties on net sales of licensed products commercialized from the Company’s IP. Each of these payments results in license, collaboration and other revenues, which are classified as contract revenue on the statements of loss, except for revenues from royalties on net sales of products commercialized from the Company’s IP, which are classified as royalty revenues.

Licenses of intellectual property: If the license to the Company’s intellectual property is determined to be distinct from the other performance obligations identified in the arrangement, the Company recognizes revenues from non-refundable, up-front fees allocated to the license when the license is transferred to the customer and the customer is able to use and benefit from the license. For licenses that are sold in conjunction with a related service, the Company uses judgment to assess the nature of the combined performance obligation to determine whether the combined performance obligation is satisfied over time or at a point in time. If the performance obligation is settled over time, the Company determines the appropriate method of measuring progress for purposes of recognizing revenue from non-refundable, up-front fees. The Company evaluates the measure of progress each reporting period and, if necessary, adjusts the measure of performance and related revenue recognition.

Milestone payments: At the inception of each arrangement that includes development, regulatory and/or commercial milestone payments, the Company evaluates whether the milestones are considered highly probable of being reached and estimates the amount to be included in the transaction price using the most likely amount method. If it is highly probable that a significant revenue reversal would not occur in future periods, the associated milestone value is included in the transaction price. These amounts for the performance obligations under the contract are recognized as they are satisfied. At the end of each subsequent reporting period, the Company re-evaluates the probability of achievement of such milestones and any related constraint, and if necessary, adjusts its estimate of the overall transaction price. Any such adjustments recorded would affect contract revenues and earnings in the period of adjustment.

Research and development services: The Company has certain arrangements with our collaboration partners that include contracting our full-time employees for research and development programs. The Company assesses if these services are considered distinct in the context of each contract and, if so, they are accounted for as separate performance obligations. These revenues are recorded in contract revenue as the services are performed.

Sublicense revenues: The Company has certain arrangements with our collaboration partners that include provisions for sublicensing. The Company recognizes any sublicense revenues at the point in time it is highly probable to obtain and not subject to reversal in the future.

Royalties: For arrangements that include sales-based royalties, including milestone payments based on the level of sales, and the license is deemed to be the predominant item to which the royalties relate, the Company recognizes revenue at the later of (i) when the related sales occur, or (ii) when the performance obligation to which some or all of the royalty has been allocated has been satisfied (or partially satisfied). To date, the Company has not recognized any royalty revenue resulting from any of its licensing and collaboration agreements.

Contract balances: The Company receives payments and determines credit terms from its licensees for its various performance obligations based on billing schedules established in each contract. The timing of revenue recognition, billings and cash collections results in billed other current receivables, accrued income (contract assets), and deferred income (contract liabilities) on the Balance Sheet. Amounts are recorded as other current receivables when the Company’s right to consideration is unconditional. The Company does not assess whether a contract has a significant financing component if the expectation at contract inception is such that the period between payment by the licensees and the transfer of the promised goods or services to the licensees will be one year or less.

The following table presents changes in the Company’s contract assets and liabilities during the years ended December 31, 2018 and 2017 (in CHF thousands):

	Balance at the beginning of the reporting period	Additions	Deductions	Balance at the end of the reporting period
Twelve months ended December 31, 2018:
Accrued Income	2,799	5,846	(4,978)	3,667
Deferred Income	355	1,533	(1,537)	351

Twelve months ended December 31, 2017:
Accrued Income	889	3,813	(1,903)	2,799
Deferred Income	521	1,250	(1,416)	355

During the years ended December 31, 2018 and 2017, the Company recognized the following revenues as a result of changes in the contract asset and the contract liability balances in the respective periods (in CHF thousands):

	For the Years Ended December 31,
Revenues recognized in the period from:	2018	2017
Amounts included in the contract liability at the beginning of the period	1,551	1,401

The following tables provide contract revenue amounts by year indicated included in the Company's accompanying financial statements attributable to transactions arising from its licensing arrangements.

	For the Years Ended December 31,
in CHF thousands, by partner	2018	2017	2016
Genentech	—	14,000	14,001
Janssen	2,157	1,239	6,628
Life Molecular Imaging	—	1,080	7
Biogen	4,024	3,930	2,100
Other	1,013	6	478
Total contract revenue	7,194	20,255	23,214

Biogen and Janssen accounted for 56% and 30% of our contract revenues in 2018, respectively. Genentech and Biogen accounted for 69% and 19% of our contract revenues in 2017, respectively. Genentech and Janssen accounted for 60% and 29% of our contract revenues in 2016, respectively.

Anti-Abeta antibody in AD – 2006 agreement with Genentech

In November 2006, AC Immune signed an exclusive, worldwide licensing agreement for crenezumab, our humanized monoclonal antibody targeting misfolded Abeta. The value of this partnership is potentially greater than USD 340 (CHF 339) million.

The term of the Agreement commenced on the Effective Date and, unless sooner terminated by mutual agreement or pursuant to any other provision of the Agreement, terminates on the date on which all obligations between the Parties with respect to the payment of milestones or royalties with respect to Licensed Products have passed or expired. Either party may terminate the Agreement for any material breach by the other Party, provided a cure period of 90 days from the date notice is given.

Genentech commenced a first Phase 3 clinical study in March 2016 for crenezumab. In March 2017, Genentech started a second Phase 3 clinical trial. If crenezumab receives regulatory approval, we will be entitled to receive royalties that are tied to annual sales volumes with different royalty rates applicable in the U.S. and Europe. To date, we have received total milestone payments of USD 65 million (CHF 70.1 million) comprised of a USD 25 (CHF 31.6) million up-front payment and USD 40 (CHF 38.2) million for clinical development milestones achieved all in prior to January 1, 2017. Genentech may terminate the agreement at any time by providing three months’ notice to us. In such event all costs incurred are still refundable.

AC Immune assessed this arrangement in accordance with IFRS 15 and concluded that Genentech is a customer. The Company identified the following performance obligations under the contract: (i) a right-to-use license and (ii) conduct of research under a research plan. The Company considered the research and development capabilities of Genentech and Genentech’s right to sublicense to conclude that the license has stand-alone functionality and is distinct. The Company’s obligation to perform research does not significantly impact or modify the licenses’ granted functionality.

At execution of the agreement, the transaction price included the USD 25 (CHF 31.6) million up-front consideration received. At inception, none of the clinical or regulatory milestones had been included in the transaction price, as all milestone amounts were fully constrained. The Company has received three milestone payments since inception totaling USD 40 (CHF 38.2) million. The Company could receive greater than USD 275 (CHF 274) million or more for further regulatory milestones for this exclusive, worldwide alliance. In assessing that future regulatory milestones are fully constrained, the Company considered numerous factors, including that receipt of the milestones is outside the control of the Company and contingent upon success in future clinical trials and the licensee’s efforts. Any consideration related to royalties will be recognized when the related sales occur as they were determined to relate predominantly to the license granted to Genentech and therefore have also been excluded from the transaction price. The Company will re-evaluate the transaction price in each reporting period and as uncertain events are resolved or other changes in circumstances occur.

For the years ended December 31, 2018, 2017 and 2016, we have recognized no revenues from this arrangement.

Anti-Tau antibody in AD – 2012 agreement with Genentech

In June 2012, we entered into a second agreement with Genentech to commercialize anti-Tau antibodies for use as immunotherapeutics. The value of this exclusive, worldwide alliance is potentially greater than CHF 400 million and includes upfront and clinical, regulatory and commercial milestone payments. In addition to milestones, we will be eligible to receive royalties on sales at a percentage rate ranging from the mid-single digits to the high-single digits. The agreement also provides for collaboration on two additional indications built on the same anti-Tau antibody program as well as potential anti-Tau diagnostic products.

The term of the Agreement commenced on the Effective Date and, unless sooner terminated by mutual agreement or pursuant to any other provision of the Agreement, terminates on the date on which all obligations between the Parties with respect to the payment of milestones or royalties with respect to Licensed Products have passed or expired. Either party may terminate the Agreement for any material breach by the other Party, provided a cure period of 90 days from the date notice is given.

To date, we have received payments totaling CHF 59 million, including a CHF 14 million milestone payment received and recognized in the fourth quarter of 2017 associated with the first patient dosing in a Phase 2 clinical trial for Alzheimer’s disease with an anti-Tau monoclonal body known as RG6100, a CHF 14 million milestone payment recognized in the second quarter of 2016 and received in July 2016, associated with the announcement of the commencement of the Phase 1 clinical study of the lead anti-Tau antibody candidate and a CHF 14 million milestone payment received in 2015 in connection with the ED-GO decision. As we met all performance obligations on reaching these milestones, we have recognized revenue in the respective periods.

AC Immune assessed this arrangement in accordance with IFRS 15 and concluded that Genentech is a customer. The Company identified the following performance obligations under the contract: (i) a right-to-use license and (ii) conduct research under a research plan. The Company considered the research and development capabilities of Genentech and Genentech’s right to sublicense to conclude that the license has stand-alone functionality and is distinct. The Company’s obligation to perform research does not significantly impact or modify the licenses’ granted functionality.

At execution of the agreement, the transaction price included CHF 17 million up-front consideration received. At inception, none of the clinical or regulatory milestones had been included in the transaction price, as all milestone amounts were fully constrained. The Company has received three milestones since inception totaling CHF 42 million. The Company could also receive up to an additional CHF 368.5 million in clinical, regulatory and commercial milestones. In assessing that future clinical, regulatory or commercial milestones are fully constrained, the Company considered numerous factors, including that receipt of the milestones is outside the control of the Company and contingent upon success in future clinical trials. Any consideration related to sales-based milestones (including royalties) will be recognized when the related sales occur as they were determined to relate predominantly to the license granted to Genentech and therefore have also been excluded from the transaction price. The Company will re-evaluate the transaction price in each reporting period and as uncertain events are resolved or other changes in circumstances occur.

For the years ended December 31, 2018, 2017 and 2016, we have recognized nil, CHF 14 million and CHF 14 million from this arrangement, respectively.

Tau Vaccine in AD – 2014 agreement with Janssen Pharmaceuticals

In December 2014, we entered into an agreement with Janssen Pharmaceuticals, Inc., one of the Janssen Pharmaceutical Companies of Johnson & Johnson, to develop and commercialize therapeutic anti-Tau vaccines for the treatment of AD and potentially other Tauopathies. The value of this partnership is potentially up to CHF 500 million and includes upfront and clinical, regulatory and commercial milestones. We and Janssen will co-develop the two second generation lead therapeutic vaccines, ACI-35.030 and JACI-35.054, through Phase 1b/2a completion. From Phase 2b and onwards, Janssen will assume responsibility for the clinical development, manufacturing and commercialization of one selected second generation vaccine. ACI-35.030 and JACI-35.054 are active therapeutic vaccines stimulating the patient’s immune system to produce a polyclonal antibody response against phosphorylated Tau protein. In July 2017, AC Immune and Janssen entered into a Second Amendment to the December 2014 License, Development and Commercialization Agreement. The Amendment allows for the alignment of certain payment provisions with the new Development Plan and Research Plan activities. AC Immune and Janssen will jointly share R&D costs until the completion of the first Phase 2b.

Under the terms of the agreement, Janssen may terminate the agreement at any time after completion of the first Phase 1b clinical study by providing 90 days’ notice to us. If not otherwise terminated, the Agreement shall continue until the expiration of all royalty obligations as outlined in the contract.

The agreement also allows for the expansion to a second indication based on the same anti-Tau vaccine program and based on intellectual property related to this program.

The Company received a CHF 25.9 million up-front, non-refundable license fee which we recognized as revenue in 2014. In May 2016, we received a CHF 4.9 million payment for reaching a clinical milestone in the Phase 1b study. As we met all performance obligations on reaching the milestone, we have recognized this income as revenue.

AC Immune assessed this arrangement in accordance with IFRS 15 and concluded that Janssen is a customer. The Company identified the following performance obligations under the contract: (i) a right-to-use license and (ii) research and development services including a Development and CMC work plan. The Company considered the research and development capabilities of Janssen, Janssen’s right to sublicense, and the fact that the research and development services are not proprietary and can be provided by other vendors, to conclude that the license has stand-alone functionality and is distinct. The Company’s obligation to perform research and development services does not significantly impact or modify the licenses’ granted functionality. Based on these assessments, the Company identified the license and the research and development services as the performance obligations at the inception the arrangement, which were deemed to be distinct in the context of the contract.

At execution of the agreement, the transaction price included only the CHF 25.9 million up-front consideration received. At inception, none of the clinical, regulatory or commercial milestones has been included in the transaction price, as all milestone amounts were fully constrained. The Company did receive a CHF 4.9 million payment for reaching a clinical milestone in the first Phase 1b study in May 2016. The Company could also receive up to more than CHF 458 million in clinical, regulatory and commercial milestones as well as tiered, high-single digit to mid-double digit royalties on aggregate net sales of products. In assessing that future clinical, regulatory or commercial milestones are fully constrained, the Company considered numerous factors to determine that these milestones are not highly probable to obtain, including that receipt of the milestones is outside the control of the Company and contingent upon success in future clinical trials and the licensee’s efforts. Any consideration related to sales-based milestones (including royalties) will be recognized when the related sales occur as they were determined to relate predominantly to the license granted to Janssen and therefore have also been excluded from the transaction price. The Company will re-evaluate the transaction price in each reporting period and as uncertain events are resolved or other changes in circumstances occur.

For the years ended December 31, 2018, 2017 and 2016, we have recognized revenues totaling CHF 2.2 million, CHF 1.2 million and CHF 6.6 million, respectively.

Tau-PET imaging agent in AD –2014 agreement with Life Molecular Imaging (formerly Piramal Imaging SA)

In May 2014, AC Immune SA entered into an agreement, our first diagnostic partnership with Life Molecular Imaging (“Life Molecular”), the former Piramal Imaging SA. The partnership with Life Molecular is an exclusive, worldwide licensing agreement for the research, development and commercialization of the Company’s Tau protein positron emission tomography (PET) tracers supporting the diagnosis and clinical management of AD and potential Tau-related disorders and includes upfront and sales milestone payments totaling up to EUR 157 (CHF 179) million, plus royalties on sales at a percentage rate ranging from mid-single digits to low double digits.

Life Molecular may terminate this Agreement at any time after the first 18 months from the Effective Date of this Agreement upon 3 months prior written notice. If not otherwise terminated, the Agreement shall continue until the date of expiration of the last to expire Royalty Term.

In connection with this agreement, AC Immune received a EUR 500 (CHF 664) thousand payment which was fully recognized in 2015. In March 2017, we invoiced Life Molecular for a EUR 1.0 (CHF 1.1) million milestone related to the initiation of “Part B” of the first-in-man Phase 1 clinical trial for PSP (Progressive Supranuclear Palsy). As we met all performance obligations on reaching the milestone, we have recognized this milestone as revenue in the first quarter of fiscal 2017. The Company is eligible to receive variable consideration related to the achievement of certain clinical milestones totaling EUR 6 (CHF 7) million should the compound make it through to Phase 3 clinical studies. We are also eligible to receive potential regulatory and sales based milestones totaling EUR 150 (CHF 171) million. The Company is also eligible for royalties from the mid-single digits to low-double digits.

AC Immune assessed this arrangement in accordance with IFRS 15 and concluded that Life Molecular is a customer. The Company has identified that the right-to-use license as the only performance obligation. The Company determined that transaction price based on the defined terms allocated to each performance obligation specified in the contract.

The upfront payment constitutes the amount of consideration to be included in the transaction price and has been allocated to the license. None of the clinical, regulatory and commercial milestones have been included in the transaction price as these variable consideration elements are considered fully constrained. As part of its evaluation of the constraint, the Company considered numerous factors, including that receipt of the milestones is outside the control of the Company and contingent upon success in future clinical trials and the licensee’s efforts. Any consideration related to sales-based milestones (including royalties) will be recognized when the related sales occur as these amounts have been determined to relate predominantly to the license granted to Life Molecular and therefore are recognized at the later of when the performance obligation is satisfied or the related sales occur. The Company considered Life Molecular’s right to sublicense and develop the Tau Protein PET tracers, and the fact that Life Molecular could perform the research and development work themselves within the license term without AC Immune, to conclude that the license has stand-alone functionality and is distinct. The Company believes that the contracted amount represents the fair value. The Company will re-evaluate the transaction price in each reporting period and as uncertain events are resolved or other changes in circumstances occur.

In June 2018, Alliance Medical Group purchased Piramal Imaging SA. The Company was rebranded as Life Molecular Imaging. The Company’s Agreement will continue under the same terms and conditions with the new counterparty.

For the years ended December 31, 2018, 2017 and 2016, the Company has recognized nil, CHF 1.1 million and CHF 0.7 million, respectively.

Alpha-synuclein and TDP-43 PET tracers in AD – 2016 agreement with Biogen

On April 13, 2016, AC Immune entered into a non-exclusive research collaboration agreement with Biogen International GmbH, or Biogen. Under the agreement, we and Biogen have agreed to collaborate in the research and early clinical development of our alpha-synuclein PET tracer program for Parkinson’s disease and other synucleinopathies, and a second program for the identification, research and development of novel PET ligands against TDP-43, a protein recently linked to neurodegeneration in diseases such as amyotrophic lateral sclerosis. In addition, we have agreed to share the costs of the collaboration, with Biogen primarily funding the majority of research costs, subject to a cap, which includes an upfront technology access fee and funding towards research and development personnel. We will own all intellectual property rights to any invention relating to alpha-synuclein or TDP-43 PET tracers. The collaboration shall expire in April 2019.

AC Immune assessed this arrangement in accordance with IFRS 15 and concluded that Biogen is a customer. The Company has identified two performance obligations in our Biogen collaboration: (i) technology access fee and (ii) research and development services. The Company determined the transaction price based on the defined terms allocated to each performance obligation specified in the contract. In instances where the Company is reimbursed for research and development contributions procured from third parties such as negotiated terms with clinical research organizations, AC Immune records revenues for such services as it is acting as a principal in procuring the goods or services. The Company has the primary responsibility for fulfilling the promise to provide the specified good or service, it has inventory risk before transfer to the customer and it has discretion in negotiating the price with third parties. For other research and development services, revenues are recognized as work is performed, which correspond with, and best depict the transfer of control to the customer in line with the terms outlined in the contract.

We began a first-in-human study of our alpha-synuclein PET tracer in Q3 2018 and completed the second year and commenced the third year of our collaboration in April 2018. As of December 31, 2018, the Company has fully recognized revenues associated with the technology access fee. For the years ended December 31, 2018, 2017 and 2016, the Company has recognized CHF 4.0 million, CHF 3.9 million and CHF 2.1 million, respectively.

Recombinant protein therapeutic candidate –2017 agreement with Essex Bio-Technology Limited

On May 19, 2017, we entered into a Research Project Agreement with Essex Bio-Technology Limited, or Essex, to develop a recombinant protein therapeutic candidate acting on a unique neuroprotective mechanism for treatment of neurological diseases, such as Alzheimer’s disease and frontotemporal dementia. Essex will provide joint research commitment as well as financial support to AC Immune for the pre-IND development of the biological agent.

Subject to the terms of this Agreement, Essex Bio and the Company have the right to terminate by providing 60 days’ notice to the other Party. Otherwise, the Agreement shall remain in force until the later of the (i) completion of the Research and Development program or (ii) five years from the Effective date.

As part of this agreement, the parties have agreed to an initial two-year Research Plan, which intends to develop a basic Fibroblast Growth Factor (“bFGF”) as a therapeutic for the treatment of neurodegenerative diseases and to generate novel antibody therapeutics.

AC Immune assessed this arrangement in accordance with IFRS 15 and concluded that Essex Bio-Technology is a customer. AC Immune has identified that its performance obligation is for Full Time Employees to provide research support.

The transaction price consists of the contractual amounts to recognize for the full-time employee charges. For the full-time employee charges, we recorded revenues throughout the period based on the contractual rates over the service period as this best depicts the transfer of control to Essex. For the years ended December 31, 2018, 2017 and 2016, the Company has recognized CHF 0.7 million, less than CHF 0.1 million and nil, respectively. The length of the initial contract is five years through May 2022. Subject to the progress of the project, the Company may expect to recognize approximately CHF 0.8 million annually through the end of the contract.

Continuation of 2015 Grant from the Michael J. Fox Foundation

On September 16, 2017, AC Immune formally signed a grant continuation with the Michael J. Fox Foundation for Parkinson’s disease research (“MJFF”). This grant provides funds for the development of Positron Emission Tomography (PET) tracers for the alpha-synuclein protein, to support the early diagnosis and clinical management of Parkinson’s disease.

As part of this agreement, the MJFF expects that AC Immune will complete tasks according to the agreed timeline. AC Immune’s funding is variable depending on the satisfactory achievement of specific tasks. The Company identified four milestones to achieve but these are outputs of the Company’s services to perform and develop its PET tracer over a 12 month period. The services themselves over time are considered the performance obligation and not each a distinct performance obligation. Therefore, AC Immune has determined it has one performance obligation in the arrangement: the research services in support of the development of the alpha-synuclein PET tracer.

The transaction price consists of the contractual amount of CHF 380 thousand which is allocated to the services performed. However, the consideration is variable dependent upon AC Immune’s completion of key milestones. Using the most likely amount method, AC Immune assessed the project funding and likelihood of milestone obtainment. Management estimated a 100% likelihood of completing all milestones under the terms of the grant and no discount of the transaction price is taken. The Company therefore recognizes the revenues associated with this grant as services are performed. Quarterly, the Company estimates its progress and whether to constrain further revenue recognition.

For the years ended December 31, 2018, 2017 and 2016, the Company has recognized 0.3 million, CHF 0.1 million and nil, respectively. The Company has recorded all revenues from this grant through December 31, 2018.

Following the successful completion of this grant extension in 2018, we received an additional grant in November 2018 to conduct a first-in-human (FIH) study in H1 2019. No revenues were recorded as of December 31, 2018.